UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 22, 2007

Monarch Casino & Resort, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(775) 335-4600

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The sole purpose of this amendment is to amend the Periodic Report of Monarch Casino and Resort, Inc. (“Monarch”) on Form 8-K, as originally filed with the Securities and Exchange Commission on May 24, 2007, to include the signature of Monarch. The remainder of the information contained in the original Form 8-K filing is not hereby amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monarch Casino and Resort, Inc.

Date May 29, 2007
/s/ Ronald Rowan______________
Ronald Rowan Chief Financial Officer and Treasurer